UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 31, 2007 (December 28, 2007)
FORESTAR REAL ESTATE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	26-1336998
(State or other jurisdiction of incorporation or organization)	001-33662	(I.R.S. Employer Identification No.)
1300 MoPac Expressway South, Suite 3S
Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 433-5200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     As of the close of business on December 28, 2007, Temple-Inland Inc. completed the distribution to its stockholders of all of its shares of common stock of Forestar Real Estate Group Inc., then a wholly-owned subsidiary of Temple-Inland that holds directly or indirectly the assets and liabilities of Temple-Inland’s real estate business. Temple-Inland distributed one share of Forestar common stock for every three shares of Temple-Inland common stock outstanding as of the close of business on December 14, 2007. Further details regarding the distribution may be found in Forestar’s information statement dated December 14, 2007, which was attached as Exhibit 99.1 to Forestar’s Current Report on Form 8-K filed December 14, 2007 and was mailed to Temple-Inland stockholders. A press release issued by Forestar on December 31, 2007 is furnished as exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1	Press release issued by Forestar Real Estate Group Inc., dated December 31, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORESTAR REAL ESTATE GROUP INC.
Date: December 31, 2007	By:	/s/ David M. Grimm
		Name:	David M. Grimm
		Title:	Executive Vice President

EXHIBIT INDEX
99.1	Press release issued by Forestar Real Estate Group Inc., dated December 31, 2007